UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)
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UNITED MORTGAGE TRUST
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 10, 2009
To the Shareholders of United Mortgage Trust:
You are cordially invited to attend the 2009 Annual Meeting of Shareholders (“Annual Meeting”) of United Mortgage Trust, a Maryland real estate investment trust (“Company”). Notice is hereby given that the Annual Meeting will be held on June 10, 2009, at 10:00 a.m., Central Daylight Time, at the Company’s principal executive office at 1301 Municipal Way, Suite 230, Grapevine, Texas 76051, for the following purposes:
1.	The election of five Trustees to serve until our Annual Meeting of Shareholders to be held in 2010 or until such Trustees’ successors are elected and qualified;
2.	Ratification of the selection of Whitley Penn, P.C. as our independent public accountants for the fiscal year ending December 31, 2009; and
3.	To transact such other business as may properly come before the Annual Meeting or at any adjournments thereof.
A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. Only holders of record of our shares of beneficial interest at the close of business on April 20, 2009 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof. A list of all shareholders as of April 20, 2009 will be open for inspection at the Annual Meeting.
Our Board of Trustees desires to have maximum representation of shareholders at the Annual Meeting. We may incur substantial additional proxy solicitation costs if a sufficient number of proxies are not returned in advance of the Annual Meeting. In order that your shares may be represented at the Annual Meeting, the Trustees respectfully request that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. You may also vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. A shareholder may revoke a proxy by notice in writing to our Secretary at any time prior to its use, by presentation of a later-dated proxy, or by attending the Annual Meeting and voting in person.
By Order of our Board of Trustees
/s/ Christine Griffin
Christine Griffin
Chairman
Richardson, Texas
April 29, 2009
YOUR VOTE IS IMPORTANT.
PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR
PROXY IN THE ENCLOSED ENVELOPE

UNITED MORTGAGE TRUST
1301 Municipal Way, Suite 230
Grapevine, Texas 76051
1-800-955-7917 x160
PROXY STATEMENT
FOR 2009 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 10, 2009
To Our Shareholders:
This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Trustees for use at our Annual Meeting of Shareholders (“Annual Meeting”) to be held on the 10th day of June 2009 at 10:00 a.m., Central Daylight Time, at 1301 Municipal Way, Suite 230, Grapevine, Texas 76051, and any adjournments thereof. This Proxy Statement, the accompanying proxy ballot card and the Notice of Annual Meeting are first being provided to shareholders on or about May 1, 2009.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on June 10 2009.
Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our 2008 Annual Report to Shareholders are available at www.unitedmortgagetrust.com.
GENERAL INFORMATION
Solicitation of Proxies
Our Board of Trustees solicits the enclosed proxy. The costs of this solicitation will be borne us. Proxy solicitations will be made by mail, and also may be made by personal interview, telephone, facsimile transmission and telegram on our behalf by our Trustees and officers without additional compensation for such activities. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to their beneficial owners. We do not expect to engage an outside firm to solicit votes.
Voting Rights
Holders of our shares of beneficial interest at the close of business on April 20, 2009 (“Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date 6,412,093 shares were outstanding. Each share outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.
Quorum and Vote Required
The presence, in person or by proxy, of shareholders representing 50% or more of the issued and outstanding shares entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum is present, (i) a plurality of the votes cast at the Meeting is required for election as a Trustee, and (ii) the affirmative vote of the majority of the shares present, in person or by proxy, at the Annual Meeting is required for all other matters. Cumulative voting in the election of Trustees is not permitted.

Effect of Abstention
Abstentions are considered shares present and entitled to vote, and therefore have the same legal effect as a vote against all matters presented at the Annual Meeting other than the election of Trustees. An abstention with respect to the election of the Company’s Trustees will not be counted either in favor of or against the election of the nominees.
Effect of Broker Non-Vote
Brokers holding shares for the account of their clients may vote such shares either in the manner directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that are voted by brokers on at least one but not all of the proposals are referred to as “broker non-votes”. Broker non-votes will be included in determining the presence of a quorum. However, a broker non-vote is not treated as present and entitled to vote and will therefore have no outcome as the election of Trustees or the ratification of the selection of auditors.
Revocability of Proxy
If the enclosed form of proxy is executed and returned, or if a proxy is voted by telephone or over the Internet, it may nevertheless be revoked at any time before it has been exercised by: (i) giving written notice to the secretary of the Company; (ii) delivery of a later dated proxy; (iii) voting or re-voting, as the case may be, a proxy by telephone or over the Internet at a later date; or (iv) attending the Annual Meeting, notifying the secretary of the Company or his delegate, and voting in person.
Voting of Proxies
Whether or not you expect to attend the meeting in person, please complete, sign, date and return the enclosed proxy card in the accompanying envelope so that your shares will be represented. The envelope is addressed to our transfer agent and requires no postage. You may also vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. Shares represented by all properly executed proxies received in time for the Annual Meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy, or in your telephone or Internet voting instructions the shares will be voted FOR the election of the nominees named in this proxy statement as Trustees and FOR the ratification of the appointment of Whitley Penn as our auditors.
PROPOSAL 1 — ELECTION OF TRUSTEES
Our Declaration of Trust provides for not less than three or more than nine Trustees, a majority of who must be Independent Trustees, except for a period of 60 days after the death, removal or resignation of an Independent Trustee. We currently have five Trustees, four of whom are Independent Trustees. We use the definition of “Independent Trustee” from Article II, Section 1(u) of our Declaration of Trust. We have included that definition, along with definitions of certain other terms used in that definition, as Appendix A to this Proxy Statement.
A total of five Trustees are scheduled to be elected at the Annual Meeting to serve for a one-year term and until their successors are elected and duly qualified. The nominees for members of our Board of Trustees are set forth below. Unless authorization is withheld, the persons named as proxies will vote FOR the nominees for Trustees listed below unless otherwise specified by the shareholder. In the event any nominee is unable or declines to serve as a Trustee at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Trustees to fill the vacancy. In the event that additional persons are nominated for election as Trustees, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominees. As of the date of this Proxy Statement, our Board of Trustees is not aware of any nominee who is unable or will decline to serve as Trustee. All of the nominees listed below already are serving as our Trustees and constitute all of our current Trustees.
The election to our Board of Trustees of each of the five nominees identified in this Proxy Statement will require a plurality of the votes cast, in person or by proxy, at the Annual Meeting.
OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE FIVE NOMINEES IDENTIFIED BELOW.

Nominees to Board of Trustees
The names and ages of the persons nominated for election as our Trustees and the month and year in which each became a Trustee are set forth below:

			Month and Year Became
Name	Age	Offices Held	Trustee
Christine “Cricket” Griffin	56	Trustee, Chairman of the Board, President and Chief Financial Officer	July 1996
Roger C. Wadsworth	61	Independent Trustee	November 2006
Phillip K. Marshall	59	Independent Trustee	November 2006
Michele A. Cadwell	57	Independent Trustee	August 1997
Charles Michael Gillis, JDs	59	Independent Trustee	April 2008
Business Experience of Nominees
The following is a summary of the business experience of the nominees for election as our Trustees.
Christine “Cricket” Griffin has been our President and Chief Financial Officer and a Trustee since July 1996. Since 2003 Ms. Griffin has been a limited partner of UMTH, which owns our Advisor. From 2003 until 2006 she was secretary for UMTH and President of UMTHGS. From June 1995 until July 1996, Ms. Griffin served as Chief Financial Officer of SCMI, a Texas based mortgage banking firm that is an Affiliate of the Advisor and that sold Mortgages Investments to us and provides mortgage servicing services for us. Her responsibilities at SCMI included day-to-day bookkeeping through financial statement preparation, mortgage warehouse lines administration, and investor communications and reporting. Additionally, Ms. Griffin was responsible for researching and implementing a note servicing system for SCMI and its sub servicer. Before joining SCMI, Ms. Griffin was Vice President of Woodbine Petroleum, Inc., a publicly traded oil and gas company for 10 years, during which time her responsibilities included regulatory reporting, shareholder relations, and supervision. Ms. Griffin is a 1978 graduate of George Mason University, Virginia with a Bachelor of Arts degree, summa cum laude, in Politics and Government. Ms. Griffin is a member of the Audit Committee, Liquidity Committee, and Investment Committee.
Roger C. Wadsworth has served as one of the Company’s independent trustees since September 2006. Mr. Wadsworth has been the Chief Operating Officer of IMS Securities, Inc., a National Association of Securities Dealers member firm, since 2002. He holds a Series 7, 24, and 66 FINRA License and is a licensed insurance agent in the State of Texas. Since 2003, he has also served as the National Director and Board Member of The National Due Diligence Alliance, Inc., a non-profit trade association of Independent FINRA Broker-Dealer firms. From 1988 to 2002, he served as the Senior Vice President & Chief Administrative Officer of INVESTools, Inc. NASDAQ: SWIM (formerly Telescan, Inc.), a publicly-held company in the financial data, information, and analysis industry. Prior to 1988, he was the Co-Founder and Vice President of Information Management Services, Inc., a financial consulting and management firm. Mr. Wadsworth received a Bachelor of Business Administration in Finance from the University of Houston in 1971. Mr. Wadsworth is a member of the Investment Committee, Business Model Committee, and Audit Committee.
Phillip K. Marshall has served as one of the Company’s independent trustees since September 2006. Mr. Marshall is a certified public accountant in the State of Texas. From May, 2007 to the present, Mr. Marshall has served as Chief Financial Officer of Rick’s Cabaret International, Inc., a publicly traded restaurant and entertainment company. From 2003 to May 2007, he has served as Chief Financial Officer of CDT Systems, Inc., a publicly-held company located in Addison, Texas that is engaged in water technology. From 2001 to 2003, he was a principal of Whitley Penn, independent certified public accountants. Prior to 2001, Mr. Marshall served as Director of Audit Services at Jackson & Rhodes PC and was previously an audit partner at Toombs, Hall and Foster and at KPMG Peat Marwick. Mr. Marshall received a BBA in Accounting, Texas State University in 1972. Mr. Marshall is a member of the Audit Committee. Mr. Marshall is a member of the Audit Committee, Financial Reporting Committee, and Liquidity Committee.

Michele A. Cadwell has been one of the Company’s trustees since August 1997. She was a fee attorney for Commonwealth Land Title of Dallas, Texas, from 1999 until May, 2006, when she returned to private practice as an attorney for the oil and gas industry. From 1998 to 1999, Ms. Cadwell was Manager — Onshore Land Operations with EEX Corp. Her primary responsibilities included drafting and negotiating exploration and marketing agreements, analysis of legislation and regulatory proposals, researching complex mineral titles, organization and management of non-core property divestitures, settlement of land owner disputes and advising and testifying on matters before the Oklahoma Corporation Commission. From 1980 until 1998 she was employed with Enserch Exploration, Inc. as Senior Land Representative. Ms. Cadwell is a 1974 graduate of the University of Oklahoma with a Bachelors of Arts Degree in English and a Juris Doctor Degree in 1978. She is admitted to both the Oklahoma and Texas bars. Ms. Cadwell is a member of the Investment Committee, Business Model Committee, and Liquidity Committee.
Charles Michael Gillis has been one of the Company’s independent trustees since April 2008. Mr. Gillis is an attorney who has been in private practice since 1978. From 1988 through 2000, Mr. Gillis was a partner in the law firm of Gillis & Slogar. From 2000 through the present, Mr. Gillis has been a partner at the law firm of Gillis, Paris & Heinrich, PLLC in Houston, Texas. Mr. Gillis practices in the area of Federal income tax with an emphasis on real estate, mergers and acquisitions and international taxation. Mr. Gillis has been an expert witness in legal matters involving Federal income tax and securities. Mr. Gillis is a 1971 graduate of the University of California at Los Angeles, a 1974 graduate of Bates College of Law, University of Houston (and a member of its honor society) and a 1975 Masters of Law (In Taxation) graduate of New York University. He is admitted to both the Texas and California bars. Mr. Gillis has been frequently listed in The Bar Register of Preeminent Lawyers published by Martindale-Hubbell.
Board Committees and Meetings
The following represents the current standing committees formed by the Board of Trustees, and their stated objectives, as of December 31, 2008:
•	Investment Committee — The investment committee monitors UMT’s portfolio mix in order to maximize yield and manage risk, determine asset allocation, and review new investment opportunities.
•	Financial Reporting Committee — The financial reporting committee reviews content, form and frequency of financial reporting to shareholders and our selling group. This committee also determines the need for supplemental reporting as Trust performance and market conditions change.
•	Business Model Committee — The business model committee establishes UMT’s primary investment objectives, oversees the development and maintenance of management’s internal planning tools used to assess performance, and makes recommendations regarding business model assumptions The as needed.
•	Liquidity Committee — The liquidity committee establishes UMT’s liquidity goals and makes recommendations regarding Share Repurchase Plan modifications, based on current and projected Trust performance.
•	Audit Committee — The audit committee operates within established guidelines for public company audit committees.
Nominations for trustees at each annual meeting of shareholders at which trustees are to be elected and whenever there is a vacancy on the Board are determined by the full Board since the Board is relatively small and comprised of Independent Trustees. Nominees for trustees are selected by the full Board of Trustees. The Board does not have a formal policy with regard to the consideration of any trustee candidates recommended by security holders. The entire Board will review any person nominated by shareholders that has experience in our industry, and who possesses good qualities in terms of his or her background including education, job history, memberships, ethical standards and reputation. If you wish to submit names of prospective nominees for consideration by the Board, you should do so in writing, addressed to the President accompanied by sufficient biographical and other information to enable the Board to make an informed decision.
From the date of our last annual meeting until April 2009, the Board of Trustees held 6 regular meetings. All Trustees attended at least 75% in aggregate, of the meetings of the Board and all committees of the Board on which they served. We do not have a formal policy regarding attendance by our trustees at our Annual Meetings; however, we encourage such attendance. Last year, 2 trustees attended our Annual Meeting.

Our Audit Committee was organized in 2007. The members of our Audit Committee are Philip K. Marshall, Charles Gillis, and Roger C. Wadsworth, all of whom are Independent Trustees. Our Board of Trustees has determined that Mr. Marshall qualifies as “audit committee financial expert” as defined by SEC regulations. Mr. Marshall’s relevant experience is described above in the biographical information. Our Audit Committee Charter is attached to this Proxy Statement as Appendix B.
Compensation of Trustees
The following table sets forth a summary of the compensation received by our Trustees during 2008:

					Change in
					Pension Value
			Value of	Non-Equity	and Non-
			Options	Incentive	Qualified
	Fees	Stock	Awarded if	Plan	Deferred Comp.	All other
Name/Year	Earned	Awarded	Exercised(4)	Comp.(1)	Earnings (2)	Comp.	Total
2008
Christine Griffin (3)	—	—	—	—	—	$52,000	$52,000
Douglas R. Evans (5)	$4,000	—	—	—	—	—	$4,000
Michele A. Cadwell	$15,000	—	—	—	—	—	$15,000
Phillip K. Marshall	$16,000	—	—	—	—	—	$16,000
Roger C. Wadsworth	$16,000	—	—	—	—	—	$16,000
Charles M. Gillis (5)	$13,000	—	—	—	—	—	$13,000

1.	The Company does not have an incentive plan.

2.	The Company does not have a pension plan.

3.	Denotes a Trustee who is not considered an Independent Trustee. Ms. Griffin is not independent because she is an officer of the Company. She therefore is not eligible for options or trustees fees. She has received compensation on a consulting basis, subsequent to her retirement from day-to-day operations.

4.	All options are priced at the greater of the Company’s initial public offering price of $20 per share or their current market value and therefore carry no intrinsic value.

5.	Denotes a Trustee who served less than a full year. Douglas R. Evans resigned as a Trustee effective on April 2, 2008. Mr. Gillis was appointed to the board in April 2008 following the resignation of Mr. Evans.
Trustees who are not Independent Trustees do not receive any compensation for acting as Trustees. Currently, Independent Trustees are entitled to receive $1,000 per regular meeting and $1,000 per committee meeting. For each year in which they serve, each Independent Trustee shall also receive 5-year options to purchase 2,500 shares at an exercise price of $20 per share (not to exceed 12,500 shares per Trustee). Additionally, Independent Trustees shall be reimbursed for travel expenses and other out-of-pocket disbursements incurred in connection with attending any meetings.
Because the compensation of the Advisor is determined by contract and the compensation of Trustees is fixed by the Declaration of Trust, the Board of Trustees does not believe that a compensation committee is necessary.
Code of Ethics
Our Board of Trustees has adopted a Code of Conduct and Business Ethics that is applicable to all trustees, officers and employees of the company. You may obtain a copy of this document free of charge by mailing a written request to: Investor Relations, United Mortgage Trust, 1301 Municipal Way, Suite 230, Grapevine, Texas 76051, or by sending an email request to: dhanson@umth.com. Our Code of Conduct may also be accessed through our website www.unitedmortgagetrust.com.

Compensation Committee Interlocks and Insider Participation
We have no standing compensation committee. None of our executive officers has served on the board or on the compensation committee of any other entity which had officers who served on our Board of Trustees.
Communications with the Board of Trustees
We do not have a formal policy for communications with our Board of Trustees. However, shareholders may communicate with the Board of Trustees or an individual trustee or group of trustees in person at the annual meeting or by writing to us at:
United Mortgage Trust
Board of Trustees
1301 Municipal Way
Suite 230
Grapevine, Texas 76051
EXECUTIVE COMPENSATION AND OTHER MATTERS
We do not have employees. Our sole executive officer, Christine Griffin, is a limited partner of UMT Holdings, L.P. the parent company of our Advisor, UMTH General Services, L.P. Ms. Griffin receives compensation from the Company for her services as our sole executive officer.
Management
Executive Officer
Christine Griffin is our President and is our only executive officer. She is the former President of our Advisor, and in her capacity as our President, Ms. Griffin reviews the financial statements and public filings work performed by our Advisor. Information about Ms. Griffin’s background is set forth above under “Proposal 1 — Election of Trustees — Nominees to Board of Trustees.”
Our Advisor
     Effective on August 1, 2006, (now subject to an Advisory Agreement effective January 1, 2009) The Company entered into an Advisory Agreement with UMTHGS (“Advisor”) to manage the Company’s affairs and to select the investments the Company purchases. The Company’s President, Christine “Cricket” Griffin, is a partner of UMTH, the parent company of the Company’s Advisor. The Advisor is controlled by UMT Services, Inc., the general partner of UMT Holdings, L.P. Todd F. Etter, Hollis Greenlaw and Michael K. Wilson are directors of UMT Services, Inc.
     The directors and officers of UMT Services, Inc. and UMTHGS are set forth below.

Name	Age	Offices Held
Todd F. Etter	59	Chairman and Director of UMT Services, Inc.
Hollis M. Greenlaw	44	Director and Chief Executive Officer of UMT Services, Inc.
Michael K. Wilson	46	Director of UMT Services, Inc.
David A. Hanson	46	President of UMTHGS and CFO of UMTH

     Theodore “Todd” F. Etter, Jr. Mr. Etter serves as the Executive Vice President of UMTH Land Development, LP (UMTH LD) and has served as a director, partner and Chairman of UMT Services, the general partner of UMT Holdings, LP and UMTH LD, since March 2003. UMT Holdings originates, purchases, sells and services interim loans for the purchase and renovation of single-family homes and land development loans through its subsidiaries UMTH Lending Company, L.P. and UMTH LD, and it provides real estate-related corporate finance services through its subsidiaries. UMTH GS, a subsidiary of UMT Holdings, has served as the advisor to United Mortgage Trust since August 1, 2006. Mr. Etter serves as Chairman of the general partner of UDF I and UDF II and Executive Vice President of the general partner of UDF III, each of which are limited partnerships formed to originate, purchase, sell and service land development loans and/or equity participations. Since 2000, Mr. Etter has been the Chairman of UMT Advisors, Inc., which served as the advisor to United Mortgage Trust from 2000 through July 31, 2006, and since 1996, he has been Chairman of Mortgage Trust Advisors, Inc., which served as the advisor to United Mortgage Trust from 1996 to 2000. Subsequent to the completion of the terms of their advisory agreements with United Mortgage Trust, neither UMT Advisors, Inc. nor Mortgage Trust Advisors, Inc. has been engaged in providing advisory services. Mr. Etter has overseen the growth of United Mortgage Trust from its inception in 1997 to over $150 million in capital. Since 1998, Mr. Etter has been a 50% owner of and has served as a director of Capital Reserve Corp. Since 2002, he has served as an owner and director of Ready America Funding Corp. Both Capital Reserve Corp. and Ready America Funding Corp. are Texas corporations that originate, sell and service mortgage loans for the purchase, renovation and construction of single-family homes. In 1992, Mr. Etter formed, and since that date has served as President of, South Central Mortgage, Inc. (“SCMI”), a Dallas, Texas-based mortgage banking firm. In July 2003, Mr. Etter consolidated his business interests in Capital Reserve Corp., Ready America Funding Corp. and SCMI into UMT Holdings. From 1980 through 1987, Mr. Etter served as a Principal of South Central Securities, an NASD member firm. In 1985, he formed South Central Financial Group, Inc., a Dallas, Texas-based investment banking firm, and he continues to serve as its President; however, since 1992, South Central Financial Group, Inc. has not actively engaged in investment banking activities. From 1974 through 1981, he was Vice President of Crawford, Etter and Associates, a residential development, marketing, finance and construction company. Since February 2004, Mr. Etter has served as an Advisory Director of American Bank of Commerce, Plano, Texas. Mr. Etter received a Bachelor of Arts degree from Michigan State University in 1972.
     Michael K. Wilson. Mr. Wilson has served as President of UMTH Financial Services, LP (UMTH FS) S and as Executive Vice President and a director of UMT Services since August 2005 and has been a partner of UMT Holdings since January 2007. Mr. Wilson is currently responsible for Sales, Marketing and Investor Relations for UMT Holdings, and from August 2005 through June 2008 directed the capital raise of over approximately $200 million in United Development Funding securities through independent FINRA-member broker-dealers. From January 2004 through July 2005, Mr. Wilson served as Senior Vice President of Marketing for UMT Holdings. From January 2003 through January 2004, Mr. Wilson served as Senior Vice President of Operations of Interelate, Inc., a marketing services business process outsourcing firm. From September 2001 to December 2002, Mr. Wilson was the sole principal of Applied Focus, LLC, an independent management consulting company that provided management consulting services to executives of private technology companies. Mr. Wilson continues to serve as a consultant for Applied Focus, LLC. From April 1998 to September 2001, Mr. Wilson served as Senior Director and Vice President of Matchlogic, the online database marketing division of Excite@Home, where he directed outsourced ad management and database marketing services for Global 500 clients including General Motors and Procter & Gamble. From July 1985 to April 1998, Mr. Wilson was employed with Electronic Data Systems in Detroit, Michigan where he led several multi-million dollar IT services engagements in the automotive industry, including GM OnStar. Mr. Wilson is a registered representative of IMS Securities, a FINRA-member firm. Mr. Wilson graduated from Oakland University in 1985 with a Bachelor of Science degree in Management Information Systems and earned a Master of Business Administration degree from Wayne State University in 1992.
     Hollis M. Greenlaw. Mr. Greenlaw serves as our Chief Executive Officer and Chairman of the board of trustees of UMT Holdings. Mr. Greenlaw also has served as President and Chief Executive Officer of UMTH LD since March 2003. He also has served as partner, President and Chief Executive Officer of UMT Holdings and as President, Chief Executive Officer and a director of UMT Services since March 2003. From March 2003 through December 2007, Mr. Greenlaw directed the funding of over approximately $237 million in loans and land banking transactions and over $86 million of equity investments for UDF I and UDF II, and over $132 million in loans for UDF III. During that same period, UDF I and UDF II received over approximately $184 million in loan repayments and over $31 million in equity investment distributions, and since inception, UDF III has received over $32 million in repayments. Since May 1997, Mr. Greenlaw has been a partner of The Hartnett Group, Ltd., a closely-held private investment company managing over $40 million in assets. The Hartnett Group, Ltd. and its affiliated companies engage in securities and futures trading; acquire, develop, and sell real estate, including single-family housing developments, commercial office buildings, retail buildings and apartment homes; own several restaurant concepts throughout the United States; and make venture capital investments. From March 1997 until June 2003, Mr. Greenlaw served as Chairman, President and CEO of a multi-family real estate development and management company owned primarily by The Hartnett Group, Ltd. and developed seven multi-family communities in Arizona, Texas and Louisiana with a portfolio value exceeding $80 million. Prior to joining The Hartnett Group, Ltd., from 1992 until 1997, Mr. Greenlaw was an attorney with the Washington, D.C. law firm of Williams & Connolly, where he practiced business and tax law. Mr. Greenlaw received a Bachelor of Arts degree from Bowdoin College in 1986, where he was a James Bowdoin Scholar and elected to Phi Beta Kappa, and received a Juris Doctorate from the Columbia University School of Law in 1990. Mr. Greenlaw is a member of the Maine, District of Columbia and Texas bars.
     David A. Hanson. Mr. Hanson serves as the Chief Operating Officer and Chief Accounting Officer of UMTHGS. He joined UMTHGS as President and UMT Holdings as Chief Operating Officer and Chief Accounting Officer in June 2007. Mr. Hanson also serves as Chief Financial Officer of UMT Services. Mr. Hanson has over 20 years of experience as a financial executive in the residential housing industry as an accountant with an international public accounting firm. From 2006 to 2007, he was a Director of Land Finance for the Central/Eastern Region at Meritage Homes Corporation (Meritage), the twelfth largest publicly traded homebuilder. While at Meritage, Mr. Hanson handled all aspects of establishing, financing, administering and monitoring off-balance sheet FIN 46 compliant entities for the Central/Eastern Region. From 2001 to 2006, he was employed with Lennar Corporation, a national homebuilding company, as the Regional Finance Manager and served as acting homebuilding Division President, Regional Controller, and Controller for both homebuilding and land divisions. From 1999 to 2001, Mr. Hanson was the Director, Finance and Administration for One, Inc., a technology consulting firm. From 1996 to 1999, Mr. Hanson was the Vice President, Finance and Accounting for MedicalControl, Inc., a publicly traded managed healthcare company. Prior to 1996, he was employed with Arthur Andersen LLP, an international accounting and consulting firm, for approximately nine years. He graduated from the University of Northern Iowa in 1984 with a Bachelor of Arts degree in Financial Management/Economics and in 1985 with a Bachelor of Arts degree in Accounting. He is a Certified Public Accountant and Certified Management Accountant.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
1) UMT Holdings, L.P. (“UMTH”) is a Delaware limited partnership which is in the real estate finance business. UMTH holds a 99.9% limited partnership interest in UMTH Lending Company, L.P., which originates interim loans that the Company is assigned, UMTH Land Development, L.P., which holds a 50% profit interest in UDF and acts as UDF’s asset manager, and Prospect Service Corp.(“PSC”), which services the Company’s residential mortgages and contracts for deed and manages the Company’s REO. In addition, UMTH has a limited guarantee of the obligations of CRG, RAFC and SCMI under the Secured Notes. United Development Funding III, L.P., (“UDF III”) which is controlled by UMTH Land Development, L.P., has previously provided a limited guarantee of the UDF line of credit. The Company’s President, Christine “Cricket” Griffin, is a partner of UMTH.
2) UMTH Lending Company, L.P. (“UMTHLC”) is a Delaware limited partnership, and subsidiary of UMTH. The Company has loaned money to UMTHLC so it can make loans to its borrowers. The loans are collaterally assigned to the Company, as security for the promissory note between UMTHLC and the Company. The unpaid principal balance of the loans at December 31, 2008 and 2007 was approximately $18,195,000 and $19,776,000, respectively.
3) Capital Reserve Group, Inc. (“CRG”) is a Texas corporation that is 50% owned by Todd Etter and William Lowe, partners of UMTH, which owns the Advisor. CRG was in the business of financing home purchases and renovations by real estate investors. The Company loaned money to CRG to make loans to other borrowers. During 2006 the Company took direct assignment of the remaining loans from CRG with full recourse. The unpaid principal balance of the loans at December 31, 2008 and 2007 was approximately $0.
4) Ready America Funding (“RAFC”) is a Texas corporation that is 50% owned by SCMI, which is owned by Todd Etter. RAFC is in the business of financing interim loans for the purchase of land and the construction of modular and manufactured single-family homes placed on the land by real estate investors. The Company continues to directly fund obligations under one existing RAFC loan, which was collaterally assigned to the Company, but does not fund new originations. The unpaid principal balance of the loans at December 31, 2008 and 2007 was approximately $23,380,000 and $21,866,000, respectively.
5) Wonder Funding, LP (“Wonder”) is a Delaware limited partnership that is owned by Ready Mortgage Corp. (“RMC”). RMC is beneficially owned by Craig Pettit. Wonder is in the business of financing interim loans for the purchase of land and the construction of single family homes. The Company has ceased funding any new originations. As of December 31, 2008, all remaining obligations owed by Wonder to the Company are included in the recourse obligations discussed below.
6) Recourse Obligations. The Company has made recourse loans to (a) CRG, which is owned by Todd Etter and William Lowe, (b) RAFC, which is owned by SCMI and two companies owned by Craig Pettit, Eastern Intercorp, Inc. and Ready Mortgage Corp. (“RMC”), and (c) SCMI, which is owned by Todd Etter, (these companies are referred to as the “originating companies”). In addition to the originating companies discussed above, the Company made loans with recourse to Wonder. Each of these entities used the proceeds from such loans to originate loans, that are referred to as “underlying loans,” that are pledged to the Company as security for such originating company’s obligations to the Company. When principal and interest on an underlying loan are due in full, at maturity or otherwise, the corresponding obligation owed by the originating company to the Company is also due in full.
In addition, some of the originating companies have sold loans to the Company, referred to as the “purchased loans,” and entered into recourse agreements under which the originating company agreed to repay certain losses the Company incurred with respect to purchased loans.
If the originating company forecloses on property securing an underlying loan, or the Company forecloses on property securing a purchased loan, and the proceeds from the sale are insufficient to pay the loan in full, the originating company has the option of (1) repaying the outstanding balance owed to the Company associated with the underlying loan or purchased loan, as the case may be, or (2) delivering an unsecured deficiency note in the amount of the deficiency to the Company.
On March 30, 2006, but effective December 31, 2005, the Company and each originating company agreed to consolidate (1) all outstanding amounts owed by such originating company to the Company under the loans made by the Company to the originating company and under the deficiency notes described above and (2) the estimated maximum future liability to the Company under the recourse arrangements described above, into secured promissory notes. Each originating company issued to the Company a secured variable amount promissory note dated December 31, 2005 (the “Secured Notes”) in the principal amounts shown below, which amounts represent all principal and accrued interest owed as of such date. The initial principal amounts are subject to increase up to the maximum amounts shown below if the Company incurs losses upon the foreclosure of loans covered by recourse arrangements with the originating company. The Secured Notes (including related guaranties discussed below) are secured by an assignment of the distributions on the Class C units, Class D units and Class EIA units of limited partnership interest of UMT Holdings held by each originating company.

			Promissory		C Units
	Initial	Balance at	Note		distributed		Nominal
	principal	December 31,	principal	Units pledged	during		Collateral
Name	amount	2008	amount (2)	as security	2008	Units remaining	Value (3)
CRG	$2,725,442	$4,491,558	$4,300,000	4,984 Class C and 2,710 Class D	205	3,752 Class C and 2,710 Class D	$3,752,000
RAFC	$3,243,369	$6,643,111	$7,100,000	11,165 Class C, 6,659 Class D & 1,066 Class EIA	290	9,530 Class C, 6,659 Class D & and 1,066 EIA	$9,530,000 1,066,000
SCMI	$3,295,422	$3,485,326	$3,488,643	4,545 Class C and 3,000 Class D	158	3,077 Class C and 3,000 Class D	$3,077,000
RAF / Wonder(1)	$1,348,464	$1,958,489	$1,400,000	1,657 Class C	—	1,657 Class C	$1,657,000
Wonder Indemnification (1)	n/a	n/a	n/a	$1,134,000	$77,000	n/a	$942,000

Totals	$10,612,697	$16,578,484	$16,288,643				$20,024,000

(1)	Wonder is collateralized by an indemnification agreement from RMC in the amount of $1,134,000, which includes the pledge of 3,870 C Units. 2,213 of the pledged C Units also cross-collateralize the RAFC obligation.

(2)	The CRG and Wonder balances at December 31, 2008 exceeded the stated principal amount per their variable Secured Notes by approximately $192,000 and $558,000, respectively. Per the terms of the Secured Notes, the unpaid principal balance may be greater or less than the initial principal amount of the note and is not considered an event of default. The rapid rate of liquidation of the remaining portfolio of properties caused a more rapid increase in the Unpaid Principal Balance (“UPB”) that we originally anticipated and outpaced the minimum principal reductions scheduled for the loans.

(3)	Nominal collateral value does not reflect pledge of D units of limited partnership interest of UMTH held by WLL, Ltd., RAFC and KLA, Ltd. UMTH D units represent equity interests in UMT Holdings, LP. Pledge of the UMTH D units entitles the beneficiary to a pro-rata share of UMTH partnership D unit cash distributions.
Through September 2007, the Secured Notes incurred interest at a rate of 10% per annum. The CRG, RAFC and RAF/Wonder Secured Notes amortize over 15 years. The SCMI Secured Note amortizes over approximately 22 years, which was the initial amortization of the deficiency notes from SCMI that were consolidated. The Secured Notes required the originating company to make monthly payments equal to the greater of (1) principal and interest amortized over 180 months and 264 months, respectively, or (2) the amount of any distributions paid to the originating company with respect to the pledged Class C and EIA units. Effective, October, 2007, the recourse loans were modified to accommodate the anticipated increases in principal balances throughout the remaining liquidation periods of the underlying assets, suspended the principal component of the amortized loans for the period of July 2007 through June 2009, and reduced the interest rate from 10% to 6%.
The Secured Notes have also been guaranteed by the following entities under the arrangements described below, all of which are dated effective December 31, 2005:
–	UMT Holdings. This guaranty is limited to a maximum of $10,582,336 due under all of the Secured Notes and is unsecured.

–	WLL, Ltd., an affiliate of CRG. This guaranty is of all amounts due under Secured Note from CRG is non-recourse and is secured by an assignment of 2,492 Class C Units and 732 Class D units of limited partnership interest of UMT Holdings held by WLL, Ltd.

–	RMC. This guaranty is non-recourse, is limited to 50% of all amounts due under the Secured Note from RAFC and is secured by an assignment of 3,870 Class C units of limited partnership interest of UMT Holdings.

–	Wonder. Wonder Funding obligations are evidenced by a note from RAFC (RAFC Wonder Note) and are secured by a pledge of a certain Indemnification Agreement given by UMTH to RAFC and assigned to UMT in the amount of $1,134,000, which amount is included in the UMTH limited guarantee referenced above.
In addition, WLL, Ltd. has obligations to UMT Holdings under an indemnification agreement between UMT Holdings, WLL, Ltd. and William Lowe, under which UMT Holdings is indemnified for certain losses on loans and advances made to William Lowe by UMT Holdings. That indemnification agreement allows UMT Holdings to offset any amounts subject to indemnification against distributions made to WLL, Ltd. with respect to the Class C and Class D units of limited partnership interest held by WLL, Ltd. Because WLL, Ltd. has pledged these Class C and Class D units to the Company to secure its guaranty of Capital Reserve Corp.’s obligations under its Secured Note, UMT Holdings and the Company entered into an Intercreditor and Subordination Agreement under which UMT Holdings has agreed to subordinate its rights to offset amounts owed to it by WLL, Ltd. to the Company’s lien on such units.

7) On June 20, 2006, the Company entered into a Second Amended and Restated Secured Line of Credit Promissory Note (the “Amendment”) with UDF, a Nevada limited partnership that is affiliated with the Company’s Advisor, UMTHGS. The Amendment increased an existing revolving line of credit facility (“Loan”) to $45 million. The Loan matures on December 31, 2009. The purpose of the Loan is to finance UDF’s loans and investments in real estate development projects.
The Loan is secured by the pledge of all of UDF’s land development loans and equity investments. Those UDF loans may be first lien loans or subordinate loans.
The Loan interest rate is the lower of 15% or the highest rate allowed by law, further adjusted with the addition of a credit enhancement to a minimum of 14%.
UDF may use the Loan proceeds to finance indebtedness associated with the acquisition of any assets to seek income that qualifies under the Real Estate Investment Trust provisions of the Internal Revenue Code to the extent such indebtedness, including indebtedness financed by funds advanced under the Loan and indebtedness financed by funds advanced from any other source, including Senior Debt, is no more than 85% of 80% (68%) of the appraised value of all subordinate loans and equity interests for land development and/or land acquisition owned by UDF and 75% for first lien secured loans for land development and/or acquisitions owned by UDF.
As a condition of the Amendment, UDF III, a newly formed public limited partnership that is affiliated with UDF and with the Company’s Advisor, had provided a guarantee of payment and performance of the Loan up to $30 million. The Company released the UDF III Guarantee effective January 1, 2008.
On September 19, 2008, UMT entered into an Economic Interest Participation Agreement with UDF III pursuant to which UDF III purchased (i) an economic interest in the $45,000,000 revolving credit facility (“Loan”) from UMT to UDF I and (ii) a purchase option to acquire a full ownership participation interest in the Loan (the “Option”).
The Loan is the $45,000,000 revolving line of credit facility evidenced by a Second Amended and Restated Secured Line of Credit Promissory Note dated as of June 20, 2006, as modified by an amendment effective September 1, 2006 (as amended, the “Amendment”). The UMT Loan is secured by a security interest in the assets of UDF including UDF’s land development loans and equity investments pursuant to the First Amended and Restated Security Agreement dated as of September 30, 2004, executed by UDF in favor of UMT (the “Security Agreement”).
Pursuant to the Economic Interest Agreement, each time UDF requests an advance of principal under the UMT Loan, UDF III will fund the required amount to UMT and UDF III’s economic interest in the UMT Loan increases proportionately. UDF III’s economic interest in the UMT Loan gives UDF III the right to receive payment from UMT of principal and accrued interest relating to amounts funded by UDF III to UMT which are applied towards UMT’s funding obligations to UDF under the UMT Loan. UDF III may abate its funding obligations under the Economic Participation Agreement at any time for a period of up to twelve months by giving UMT notice of the abatement.
The Option gives UDF III the right to convert its economic interest into a full ownership participation interest in the UMT Loan at any time by giving written notice to UMT and paying an exercise price of $100. The participation interest includes all rights incidental to ownership of the UMT Loan and the Security Agreement, including participation in the management and control of the UMT Loan. UMT will continue to manage and control the UMT Loan while UDF III owns an economic interest in the UMT Loan. If UDF III exercises its Option and acquires a participation interest in the UMT Loan, UMT will serve as the loan administrator but both UDF III and UMT will participate in the control and management of the UMT Loan. The UMT Loan matures on December 31, 2009. The purpose of the UMT Loan is to finance UDF’s investments in real estate development projects. The UMT Loan interest rate is the lower of 14% or the highest rate allowed by law. UDF may use the UMT Loan proceeds to finance indebtedness associated with the acquisition of any assets to seek income that qualifies under the Real Estate Investment Trust provisions of the Internal Revenue Code to the extent such indebtedness, including indebtedness financed by funds advanced under the UMT Loan and indebtedness financed by funds advanced from any other source, including Senior Debt, is no less than 85% of 80% (68%) of the appraised value of all subordinate loans and equity interests for land development and/or land acquisition owned by UDF and 75% for first lien secured loans for land development and/or acquisitions owned by UDF. At December 31, 2008 UDF III had funded approximately $38,322,000 to UDF under this agreement.
The UMT Loan is subordinate to UDF Senior Debt, which includes a line of credit provided by Textron Financial Corporation in the amount of $30,000,000, and all other indebtedness of UDF to any national or state chartered banking association or other institutional lender that is approved by UMT in writing.
8) Loans made to affiliates of the Advisor. Below is a table of the aggregate principal amount of mortgages funded each year indicated, from the companies affiliated with the Advisor, and named in the table and aggregate amount of draws made by UDF under the line of credit, during the three years indicated:

Affiliated Company	2008	2007	2006

CRG	—	$40,000	$152,000
RAFC	$2,700,000	$6,316,000	$11,804,000
UMTHLC	$2,555,000	$38,790,000	$59,023,000
UDF	$15,800,000	$3,936,000	$16,562,000
All loans purchased from affiliates during the past three years have been purchased at par value.
9) Until July 31, 2006 the Company’s Advisor was UMTA. As of August 1, 2006, (now subject to an Advisory Agreement effective January 1, 2008) the Company entered into an Advisory Agreement with UMTHGS. Under the terms of the agreement, UMTHGS is paid a monthly trust administration fee. The fee is calculated monthly depending on the Company’s annual distribution rate, ranging from 1/12th of 1% up to 1/12th of 2% of the amount of average invested assets per month. During 2008, 2007, and 2006 the net fees paid to the Company’s Advisors were approximately $1,074,000, $872,000, and $843,000, respectively. Upon entering into the Advisory Agreement with UMTHGS, they agreed to pay the Company $500,000 and assume the $377,000 due from the previous advisor over a period of 12 months. During 2007 and 2006, approximately $300,000 and $200,000, respectively, of the consideration fee was received by the Company and netted against trust administration fees, while $200,000 and $157,000 of the assumed debt was paid in 2007 and 2006, respectively.
The agreement also provides for a subordinated incentive fee equal to 25% of the amount by which the Company’s net income for a year exceeds a 10% per annum non-compounded cumulative return on its adjusted contributions. No incentive fee was paid during 2008, 2007 or 2006. In addition, for each year in which it receives a subordinated incentive fee, the Advisor will receive a 5-year option to purchase 10,000 Shares at a price of $20.00 per share (not to exceed 50,000 shares). As of December 31, 2008 and 2007, the Advisor has not received options to purchase shares under this arrangement.
The Advisor and its affiliates are also entitled to reimbursement of costs of goods, materials and services obtained from unaffiliated third parties for the Company’s benefit, except for note servicing and for travel and expenses incurred in connection with efforts to acquire investments for the Company or to dispose of any of its investments. During 2008 and 2007, the Company paid the Advisor $76,000 each year as reimbursement for costs associated with providing shareholder relations activities. No such costs were reimbursed in 2006.
The Advisory Agreement provides for the Advisor to pay all of the Company’s expenses and for the Company to reimburse the Advisor for any third-party expenses that should have been paid by the Company but which were instead paid by the Advisor. However, the Advisor remains obligated to pay: (1) the employment expenses of its employees, (2) its rent, utilities and other office expenses and (3) the cost of other items that are part of the Advisor’s overhead that is directly related to the performance of services for which it otherwise receives fees from the Company.
The Advisor Agreement also provides for the Company to pay to the Advisor a debt placement fee. The Company may engage the Advisor, or an Affiliate of the Advisor, to negotiate lines of credit on behalf of the Company. UMT shall pay a negotiated fee, not to exceed 1% of the amount of the line of credit secured, upon successful placement of the line of credit.

10) The Company pays loan servicing fees to PSC, a subsidiary of UMTH, under the terms of a Mortgage Servicing Agreement. The Company paid loan servicing fees of approximately $6,000, $10,000, and $20,000 during 2008, 2007, and 2006, respectively.
11) RMC, a Texas based real estate finance company, is owned by Craig Pettit, who is a limited partner of UMTH. The Company loaned money to RMC to make loans to its borrowers. The loans were collaterally assigned to the Company as security for the promissory note between RMC and the Company. There were no outstanding borrowings owed to the Company from RMC as of December 31, 2008 and 2007.
12) REOPC was a Texas limited partnership owned by UMTH. Its mission was to manage and sell REO properties, including the Company’s, for which it received a fee. The Company loaned money to REOPC to acquire foreclosed properties from CRG and UMTHLC. There were no unpaid principal balances owed to the Company as of December 31, 2008, 2007 and 2006. Until September 2006, when PSC assumed management of REOPC, the Company paid a monthly loan servicing fee based on 0.8% of the Company’s basis in the property. Fees paid to REOPC were $0 in 2008 and 2007, and $18,000 in 2006. The Company also paid real estate commissions to REOPC of approximately $22,000 in 2006. No commissions were paid in 2008 or 2007.
PROPOSAL 2 — RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
Our Board of Trustees has selected the accounting firm of Whitley Penn, P.C. to audit our financial statements for, and otherwise act as our independent certified public accountants with respect to the year ended December 31, 2009. Our Board of Trustees’ selection of Whitley Penn for the current fiscal year is being presented to shareholders for ratification at the Annual Meeting. Whitley Penn has served as our independent certified public accountant since July 2002. To our knowledge, neither Whitley Penn nor any of its partners has any direct financial interest or any material indirect financial interest in us, or has had any connection since our inception in the capacity of promoter, underwriter, Trustee, officer or employee. A representative of Whitley Penn will be present at the Annual Meeting and will have the opportunity to answer questions and make a statement if they desire to do so, and will be available to respond to appropriate questions.
Audit, Tax and Other Fees
     The following table reflects fees billed by Whitley Penn LLP for services rendered to the Company in 2008, 2007 and 2006:

Nature of Service	2007	2006	2005	Purpose
Audit fees	$121,000	$120,000	$108,000	For audit of the Company's annual financial statements, review of Quarterly financial statements included in the Company's Forms 10-Q and review of other SEC filings
Tax fees	$9,000	$6,800	$7,100	For preparation of tax returns and tax compliance
All other fees	—	—	—
All of the services and fees described above were approved by the Board of Trustees.
The Company has a policy of requiring that the Audit Committee pre-approve all audit and non-audit services provided to the Company by the independent public accountant of its financial statements. The Audit Committee approved all of the fees paid to by the Company to Whitley Penn, P.C. in 2008.
The Audit Committee accepts proposals from potential audit firms during the first quarter of each year and before the annual proxy statement is prepared. The Audit Committee reviews proposals and fees and makes its recommendation to shareholders in the annual proxy statement.
OUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPOINTMENT OF WHITLEY PENN, P.C. AS OUR INDEPENDENT AUDITORS FOR FISCAL YEAR 2009.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
As of the Record Date, we had 8,236,398 shares issued, 6,412,093 shares outstanding, and 1,824,305 shares in treasury from the repurchase of shares through our Share Repurchase Plan. The following table sets forth certain information regarding the beneficial ownership of the shares as of the Record Date by (i) each person known by us to be the beneficial owner of more than five percent of our outstanding shares, (ii) each Trustee, nominee for Trustee, (iii) each executive officer, and (iii) all of our Trustees and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table, based on information provided by such persons, have sole voting and sole investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

			Percent of
Name	Number of Shares (1)		Class

Christine Griffin (2)	—		—
Douglas R. Evans (2) (5)	—	(3)	.19%
Michele A. Cadwell (2)	7,500	(3)	.12%
Phillip K. Marshall (2)	5,000	(3)	.08%
Roger C. Wadsworth (2)	5,000	(3)	.08%
Charles Gillis	2,500	(3)	.04%
All Trustees and Executive Officers as a Group (5 persons)	20,000	(4)	0.31%

(1)	For purposes of this table, shares indicated as being owned beneficially include shares that the beneficial owner has the right to acquire within 60 days of March 1, 2008. For the purpose of computing the percentage of the outstanding shares owned by a shareholder, shares that may be acquired during the 60 days following March 1, 2008 are deemed to be outstanding securities of the class owned by that shareholder but are not deemed to be outstanding for the purpose of computing the percentage by any other person.

(2)	A trustee and/or executive officer of the Company’s Company. The address of all trustees and officers is c/o United Mortgage Trust, 1301 Municipal Way, Suite 230, Grapevine, Texas 76051, telephone (214) 237-9305 or (800)955-7917, facsimile (214) 237-9304.

(3)	Includes shares issuable upon the exercise of stock options at an exercise price of $20.00 per share.

(4)	Includes the shares described in footnote (3) above.

(5)	Mr. Evans resigned as a Trustee effective April 2, 2008. Mr. Gillis was appointed to the board following Mr. Evans’ resignation.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act requires a registrant’s executive officers, directors and ten percent shareholders to file reports of ownership and changes in ownership with the SEC and to furnish copies of those reports to the registrant. Based solely on our review of such forms, we believe that all of our executive officers and trustees (we do not believe that we have any ten percent shareholders) complied with the applicable filing requirements.
AUDIT COMMITTEE REPORT
     The Audit Committee acts pursuant to the Audit Committee Charter and is comprised of two members, both of whom are independent.

     The Audit Committee is responsible for the appointment, compensation, retention and oversight of the accounting firm engaged as the Company’s independent registered public accountants. The independent public accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to oversee this process.
     In carrying out these responsibilities, the Audit Committee, among other things:
•	monitors preparation of, and reviews, the quarterly and annual financial reports by the Company’s management;

•	supervises the relationship between the Company and its independent public accountants, including having direct responsibility for their appointment, compensation and retention; and

•	reviews the scope of their audit services; approving non-audit services; and confirms the independence of the independent public accountants.
The Audit Committee has reviewed and discussed with the Chief Executive Officer and Chief Financial Officer with and Whitley Penn, P.C., the Company’s independent public accountants, the audited financial statements for 2007. The Audit Committee discussed with Whitley Penn, P.C. the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, received the written disclosures and the letter from Whitley Penn, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and discussed with Whitley Penn, P.C. its independence, including a review of audit and non-audit fees. The Audit Committee also has considered whether Whitley Penn, P.C.’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that Whitley Penn, P.C. is independent from the Company and its management. With and without management present, the Audit Committee discussed and reviewed the results of Whitley Penn, P.C.’s examination of the Company’s financial statements for the year ended December 31, 2008.
     Based upon the Audit Committee’s reviews and discussions referred to above, the Audit Committee recommended that the Board of Trustees include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission.
     As discussed in Proposal No. 2, the Audit Committee has selected Whitley Penn, P.C. to serve as the Company’s independent public accounting firm for the fiscal year ending December 31, 2009.
Members of the Audit Committee
     Philip K. Marshall— Chairman
     Charles M. Gillis
     Roger C. Wadsworth
The preceding “Audit Committee Report” shall not be deemed soliciting material or to be filed with the SEC, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.
OTHER MATTERS
As of the date of this Proxy Statement, our Board of Trustees knows of no other matters which may properly be, or are likely to be, brought before the Annual Meeting. To date, we have received no shareholder proposals. However, if any proper matters are brought before the Annual Meeting, the persons named in the enclosed Proxy will vote them as our Board of Trustees may recommend.

At the Annual Meeting, in addition to the matters described above, there will be an address by our President and a general discussion period during which shareholders will have an opportunity to ask questions about our business and operations.
Proposals for 2010 Annual Meeting
If a shareholder desires to submit a proposal for consideration at the next Annual Shareholders’ Meeting pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for the 2010 annual meeting of shareholders, such proposal must be in writing and mailed to: United Mortgage Trust, 1301 Municipal Way, Suite 230, Grapevine, Texas 76051. Normally, the deadline for submitting such proposals is 120 calendar days before the date of our proxy statement released to shareholders. However, because the date of the 2009 Annual Meeting is more than 30 days from the date of our 2008 annual meeting of shareholders, the deadline is a reasonable time before we begin to print and mail our proxy materials for the 2010 Annual Meeting. We anticipate that we will print and mail our proxy materials in April 2010, and hold our next Annual Meeting of shareholders in June 2010.
Annual Report and Form 10-K
All shareholders of record on the Record Date will be sent a copy of our 2008 Annual Report to Shareholders which contains our audited financial statements for the years ended December 31, 2008, 2007 and 2006.
A copy of our annual report on Form 10-K for the fiscal year ended December 31, 2008 that was filed with the SEC may be obtained without charge (except for exhibits to that Form 10-K, which will be furnished upon payment to us of reasonable expenses in furnishing those exhibits). To obtain a copy of that Form 10-K or any of those exhibits, please send a written request to David Hanson, our Advisor, at our offices located at 1301 Municipal Way, Suite 230, Grapevine, Texas 76051 or from the SEC’s website located at www.sec.gov.

By Order of our Board of Trustees

/s/ Christine Griffin Christine “Cricket” Griffin, Chairman
Grapevine, Texas
April 29, 2009

Appendix A
UNITED MORTGAGE TRUST
Definitions from Declaration of Trust
“Independent Trustees” shall mean the Trustees who (i) are not affiliated, directly or indirectly, with the Advisor, a Sponsor or their Affiliates, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or service as an officer or director of the Advisor, a Sponsor or their Affiliates, (ii) do not serve as a director or trustee for more than three other REITs organized by a Sponsor, or advised by the Advisor and (iii) perform no other services for the Trust except as trustees. For this purpose, an indirect relationship shall include circumstances in which a member of the immediate family of a Trustee has one of the foregoing relationships with the Advisor, a Sponsor or the Trust.
“Affiliate” shall mean (i) any Person directly or indirectly controlling, controlled by or under common control with another Person, (ii) any Person owning or controlling 10% or more of the outstanding voting securities or beneficial interests of such other Person, (iii) any executive officer, director, trustee or general partner of such Person and (iv) if such other Person is an executive officer, director, trustee or partner of another entity, then the entity for which that Person acts in any such capacity.
“Sponsor” shall mean any Person directly or indirectly instrumental in organizing, wholly or in part, the Trust or any Person who will manage or participate in the management of the Trust and any Affiliate of any such Person, but does not include (i)any person whose only relationship with the Trust is that of an independent asset manager and whose only compensation from the Trust is as such, and (ii) wholly independent third parties such as attorneys, accountants and underwriters whose only compensation from the Trust is for professional services.

Appendix B
UNITED MORTGAGE TRUST
Audit Committee of the Board of Trustees
Charter
     A. Purpose
          The primary function of the Audit Committee is to aid the Board of Trustees in fulfilling its oversight responsibilities by reviewing:
☐	The financial reports and other financial information provided by the Company to any governmental department or agency or to the public;

☐	The Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

☐	The Company’s auditing, accounting and financial reporting processes generally;

☐	Providing an open avenue of communication among the external auditor and internal auditors, who have direct responsibility to the Audit Committee and Board of Trustees, and financial management of the Company.
     The Audit Committee’s primary duties and responsibilities are to:
☐	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

☐	Review and appraise the audit efforts of the Company’s accountants.

☐	To review and approval all related party transactions regardless of the dollar value of the transaction.
     B. Composition
          The Audit Committee shall be comprised of two or more trustees as determined by the Board, a majority of which (at least one of which, if there are but two trustee members), shall be Independent Trustees. All Audit Committee members shall have a working familiarity with basic finance and accounting practices, and at least one member shall have an understanding of generally accepted accounting principles and financial statements and accounting or related finance accounting expertise.
          The members of the Audit Committee shall be elected annually by the Board and shall serve until their successors are duly elected and qualified. Members of the Audit Committee shall designate a Chair by majority vote of the full Committee membership.
     C. Meetings
          The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall meet at least annually with management and the independent accountants in separate sessions to discuss any matters that the Audit Committee or management believes should be discussed privately. In addition, the Audit Committee or at least its Chair shall meet with the independent accountants and management quarterly to review the Company’s financial statements.
     D. Responsibilities and Duties

          The Audit Committee shall:
☐	Receive and review reports prepared by the Company’s independent accountants concerning:
o	the Company’s critical accounting policies ;

o	alternative treatments of financial information within generally accepted accounting principles that have been discussed with management;

o	the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants.
☐	Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants;

☐	Review with the Company’s financial management and the independent accountants the Company’s Report on Form 10-Q prior to its filing or prior to any release of earnings ;

☐	Select the independent accountants, considering independence and effectiveness, and approve all fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountant’s independence;

☐	Evaluate and approve any non-audit related services, including tax services, to be provided to the Company by the independent accountants.

☐	Establish procedures for confidential and anonymous treatment of the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

☐	Engage, if needed or desired, independent counsel and other advisors.

☐	Review the performance of the independent accountants and approve any proposed termination of the independent accountants;

☐	Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the organization’s financial statements;

☐	Review the integrity of the Company’s internal and external financial reporting processes;

☐	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principals and practices as suggested by the independent accountants, management, or the internal auditing department;

☐	Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountings regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments;

☐	After completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

☐	Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements;

☐	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented;

☐	Publish the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

☐	Review and update this Charter periodically.

UNITED MORTGAGE TRUST

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

Vote Your Proxy on the Internet:		***Vote Your Proxy by Phone:***		***Vote Your Proxy by mail:***
Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	**OR**	**Call 1 (866) 894-0537** Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	**OR**	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ **FOLD AND DETACH HERE AND READ THE REVERSE SIDE** ▼

PROXY

Please mark your votes like this **X**

NOMINEES:

(01) Christine "Cricket" Griffin, (04) Michele A. Cadwell, and
(02) Roger C. Wadsworth, (05) Charles M. Gillis
(03) Phillip K. Marshall,

FOR ALL Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________ **Signature** ______________________ **Date** __________, **2009.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

UNITEDM ORTGAGE TRUST VOTE BY INTERNET OR TELEPHONE QUICK EAS Y IMMEDI ATE As a shareholder of United Mortg age Trust, you have the option of voting your shares electronically through the Internet oro n thet ele phone, eliminati ng the need to return the proxy card. Your electronic votea uthorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submit ed ele ctronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Tim e, on June 9, 2009. Vote Your Proxy ont heI nternet: Go to www.conti nentalstock.com Havey our proxy card available when you access th ea bovew ebsit e. Follow the prompts to vote yours hares. 3 Vote Your Proxy by mail: Mark, sign, and date your proxy card, then detach it, and return it i n the postage-paid envelope provided. OR VoteY our Proxyb y Phone: Call1 (866) 894-0537 Use any touch-tone tele phone to vote your proxy. Have your proxy card available when you call. Follow the votingi nstructions to votey our share s. OR PLEASE DON OTR ETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE VOTING ISV ERY IM PORTANT. PLEASE DATE, SIGN ANDR ETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPEO R VOTE VIA PHONE OR INTERNET 1/4 FOLD AND DETACH HERE AND READ THE REVERSE SIDE 1/4 PROXY OUR BOARD OF TRUSTEES RECOMMENDS A VOTE FOR APPROVAL OF ALL OF THE NOMINEES AND THE PROPOSALS SET FORTH IN THE PROXY STATEMENT. Ple ase ma r k your votes like this X FORA Nominees li sted [Graphic Appears Here] WIT HHOLD AUTHORIT Y tov ote ( except asma rkedt ot he co ntrary fora ll nomi nees liste d tot he left) [Graphic Appears Here] PROPOSAL 1 — ELECTION OF THE COMPANY’S BOARD OF TRUSTEES: NOMINEES: FOR AGAINST ABSTAIN (01) Christine “Cricket” Griffin, (02) Roger C. Wadsworth, (03) Phillip K. Marshall, ( 0 4) Michele A. Cadwell, and ( 0 5) Charles M. Gillis PROPOSAL 2 — RA TIFICATION OF THE SELECTION OF WHITLEY PENN , P .C. AS THE COMPAN Y’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDED DECEMBER 31, 2009. (Instruction: To withhold authority to vote for any individual nominee, strike a l ine through that nominee’s name in the list above) Label Area 4” x 1 1/2” THE P ROXY WILL BE V OTED A S DIR ECTED BUT, WHER E NO DIRECTION IS GIVEN, IT WILL BE VOTED FOR APPROVAL OF ALL OF THE NOMINEES AND THE PROPOSAL SET FORTH ABOVE. COPIES OF THE NOTICE OF THE MEETING DATED APRIL 29, 2009 AND OF THE PROXY STATEMENT HAVE BEEN RECEIVED BY THE UNDERSIGNED. VOTING IS VERY IMPORTANT. P LEASE DATE, SIGN AND RETURN THIS PR OXY PROMP TLY IN THE ENCLOSED POSTAGE P AID ENVELOPE OR VOTE VIA PHONE OR INTERNET. PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT) Toc ommence printin g on th is proxy card please sign, date and fax t h is c ardt o th is number: 212-691-9013 or emailu s your approval. SUNGUARD SIGNATURE: DATE: TIME: WITHOUT THE YELLOW Registered Quantity Broker Quantity Note: SCOTTI o Emailt if nal appro vedc opyf or Electronic Voting website setu p: Y es UPON FINAL APPROVAL FORWARD INTERNET & TELEPHONE VOTING TO BOX, BLUE BOX & CROP MARKS COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Sig nature Signature Date ,2 009. Note:P lease sig n exactly asn ame appears h ereon. Wh en shares a re heldb y join t owners,b oth should sign. When sig ning as atto rney, executor, a dministr ator, r t ustee, guardian, or corporate officer, please give ti l t e as su ch.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

UNITED MORTGAGE TRUST

Proxy Ballot for 2009 Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF TRUSTEES AND WILL BE VOTED.

The undersigned hereby appoints Christine Griffin and Roger C. Wadsworth, or any one or more of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Shareholders of United Mortgage Trust, a Maryland real estate investment trust (the "Company") to be held at offices of the Company located at 1301 Municipal Way, Suite 230, Grapevine, Texas 76051 at 10:00 am local time, on June 10, 2009, and at any adjournment or adjournments thereof, and to vote all shares of beneficial interest of the Company standing in the name of the undersigned, with the powers the undersigned would possess if personally present at such meeting.

(Continued, and to be marked, dated and signed, on the other side)

Important NoticeR egarding the Availability of Proxy Materials for theA nnual Meeting of Shareholders to be held June 10, 2009 This proxy statement and our2 008 Annual Report to Shareholders are available at www.u nitedmortgagetrust.com 1/4 FOLD AND DETACH HERE AND READ THE REVERSE SIDE 1/4 PROXY UNITED MORTGAGE TRUST Proxy Ballot for2 009 Annual Meeting of Shareholders THISP ROXY ISS OLICITEDO NB EHALFO FO UR BOARD OF TRUSTEES ANDW ILL BE VOTED. Theu ndersigned hereby appoints Christine Griffin and Roger C. Wadsworth , or anyo ne or more of h t em acting in the absence of th e other, as attorneys and proxies of th e undersigned, with full power of substit utio n, for and in the nameo ft heu ndersigned, to represent the undersigned at theA nnual Meeting of theS hareholderso f United Mortgage Trust, a Maryland real estate investmentt rust (the “Company”) o t beh eld ato ffic eso ft heC ompany lo cated at 1301 MunicipalW ay, Suite2 30, Grapevine, Texas 76051 at 10:00 am local time, on June1 0, 2009, and at any adjournment or adjournments thereof, and to vote all shares of beneficial interest of the Company standing in the name of the undersigned, with the powers the undersigned would possess if personally present at such meeti ng. (Continued, and to bem arked, dateda nd signed, on theo thers ide)